UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2006
Town Sports International Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-114210	20-0640002
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

888 Seventh Avenue, New York, New York		10106
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 246-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 8.01 Other Events.
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-4.1: SUPPLEMENTAL INDENTURE
EX-99.1: PRESS RELEASE

Item 1.01. Entry into a Material Definitive Agreement.
     On May 12, 2006, Town Sports International, Inc. (the “Company”), a wholly owned subsidiary of Town Sports International Holdings, Inc. announced that consents had been obtained from the holders of approximately $235.6 million in principal amount of the $255 million total outstanding 9 5/8% Senior Notes due 2011 (the “Notes”) pursuant to its previously announced consent solicitation, which expired at 5:00 p.m., New York City time on May 12, 2006. Each consenting holder of the Notes agreed to certain proposed amendments and a waiver relating to the indenture governing the Notes (the “Indenture”).
     Accordingly, on May 12, 2006, the Company, as issuer and The Bank of New York, as trustee entered into a supplemental indenture (the “Supplemental Indenture”). The Supplemental Indenture provides that (i) the Company shall not be required to (1) furnish the holders or the trustee certain reports, statements and other documents described in the Indenture, or (2) file a copy of any such reports, statements and other documents with the Securities and Exchange Commission, or make such information available to securities analysts and prospective investors, in each case if the Company is a subsidiary of any Person that files reports, statements or other documents with the Securities and Exchange Commission that, when required by the rules and regulations of the Securities and Exchange Commission, include condensed consolidating financial information with respect to the Company and such reports, statements or other documents are filed within the time periods specified in the Securities and Exchange Commission’s rules and regulations, (ii) the Company and any guarantor that is a corporation may convert into a limited liability company form of organization and (iii) the Company may merge into a limited liability company form of organization.
     This description of the Supplemental Indenture is qualified in its entirety by reference to its complete text of the Supplemental Indenture, which is filed as Exhibit 4.1 to this report.
Item 8.01 Other Events.
     On May 15, 2006, the Company issued a press release announcing the expiration, as of 5:00 p.m. (New York city time), of the deadline for holders of the Notes to receive the early tender payment in connection with the Company’s previously announced cash tender offer and completion of the previously announced consent solicitation. A copy of this press release is being furnished as Exhibit 99.1 to this report.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
4.1	Supplemental Indenture, dated as of May 12, 2006, between Town Sports International, Inc., as issuer and The Bank of New York, as trustee.

99.1	Press Release dated May 15, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Registrant)

Date: May 15, 2006	By:	/s/ RICHARD PYLE

Richard Pyle
Chief Financial Officer

EXHIBIT INDEX
4.1	Supplemental Indenture, dated as of May 12, 2006, between Town Sports International, Inc., as issuer and The Bank of New York, as trustee.

99.1	Press Release dated May 15, 2006.